SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934



                         ACI Telecentrics, Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


          Minnesota                                            41-1572571
(State of Incorporation                                     (I.R.S. Employer
    or Organization)                                        Identification No.)


                        3100 West Lake Street, Suite 300
                          Minneapolis, Minnesota 55416
              (Address of Principal Executive Offices) (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:  None



Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value






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Item 1. Description of Registrant's Securities to be Registered.

     The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of Securities" in the Prospectus portion of the Registrant's Form SB-2 Registration Statement, Registration No. 333-05370.


Item 2. Exhibits.

     See Exhibit Index immediately following signature page.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:     , 1996

                                        ACI TELECENTRICS, INCORPORATED


                                        By /s/ Rick N. Diamond
                                        Rick N. Diamond, Chief Executive Officer




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



                         ACI TELECENTRICS, INCORPORATED


                                  EXHIBIT INDEX
                                       to
                                    FORM 8-A





Exhibit

1.1      Specimen of Common Stock  certificate --  incorporated  by reference to
         Exhibit 4.1 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-05370*

2.1 Restated Articles of Incorporation of the Registrant -- incorporated by reference to Exhibit 3.1 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-05370*

2.2      Restated  Bylaws of the  Registrant  --  incorporated  by  reference to
         Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement, Reg. No. 333-05370*



*Incorporated by reference






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